EXHIBIT 10(f)

Contract No. 117117

NATURAL GAS PIPELINE COMPANY OF AMERICA (Natural)
TRANSPORTATION RATE SCHEDULE FTS
AMENDMENT NO.2 DATED February 18, 2004
TO AGREEMENT DATED February 25, 2000 (Agreement)
1.	[ ] Exhibit A dated February 18, 2004. Changes Primary Receipt Point(s) and Point MDQ's. This Exhibit A replaces any previously dated Exhibit A.

2.	[ ] Exhibit B dated February 18, 2004. Changes Primary Delivery Point(s) and Point MDQ's. This Exhibit B replaces any previously dated Exhibit B.

3.	[X] Exhibits A and B dated February 18, 2004. Changes Primary Receipt and Delivery Points and Point MDQ's. These Exhibits A and B replace any previously dated Exhibits A and B.

4.	[X] Exhibit C dated February 18, 2004. Changes the Agreement's Path. This Exhibit C replaces any previously dated Exhibit C.

5.	[X] Revise Agreement MDQ: [X] Increase [ ] Decrease
In Section 2. of Agreement substitute 9,000 Dth for 7,000 Dth.

6.	[ ] Revise Service Options

Service option selected (check any or all):

[ ] LN [ ] SW [ ] NB

7.	[ ] The term of this Agreement is extended through _____________________________.

8.	[ ] Other:

This Amendment No.2 becomes effective November 1, 2004.

Except as hereinabove amended, the Agreement shall remain in full force and effect as written.

AGREED TO BY:
NATURAL GAS PIPELINE COMPANY OF AMERICA	NORTH SHORE GAS COMPANY
"Natural"	"Shipper"

By: /s/ David J. Devine	By: /s/ William E. Morrow

Name: David J. Devine	Name: William E. Morrow

Title: Vice President, Financial Planning	Title: Executive Vice President

EXHIBIT A
DATED: February 18, 2004
EFFECTIVE DATE: November 1, 2004

COMPANY: NORTH SHORE GAS COMPANY
CONTRACT: 117117

RECEIPT POINT/S
	County/Parish		PIN		MDQ
Name I Location	Area	State	No.	Zone	(Dth)

PRIMARY RECEIPT POINT/S

11/1/2004 - 4/30/2007

1. ONEOKWES/NGPL WARD	WARD	TX	900962	01	2000
INTERCONNECT WITH WESTAR TRANSMISSION
COMPANY IN SEC. 93 OF H. T.C.R.R. CO.
SURVEY, BLOCK 34, WARD COUNTY, TEXAS.

2. AGAVE/NGPL SHOE BAR RCH LEA	LEA	NM	1759	01	7000
INTERCONNECT WITH AGAVE ENERGY COMPANY
ON TRANSPORTER'S SHOE BAR RANCH GATHERING
SYSTEM IN SEC. 21-T16S-R35E, LEA COUNTY, NEW MEXICO.

SECONDARY RECEIPT POINT/S

All secondary receipt points, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.

RECEIPT PRESSURE, ASSUMED ATMOSPHERIC PRESSURE

Natural gas to be delivered to Natural at the Receipt Point/s shall be at a delivery pressure sufficient to enter Natural's pipeline facilities at the pressure maintained from time to time, but Shipper shall not deliver gas at a pressure in excess of the Maximum Allowable Operating Pressure (MAOP) stated for each Receipt Point. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Receipt Point/s.

RATES

Except as otherwise provided below or in any written agreement(s) between the parties in effect during the term hereof, Shipper shall pay Natural the applicable maximum rate(s) and all other lawful charges as specified in Natural's applicable rate schedule. Shipper and Natural may agree that Shipper shall pay a rate other than the applicable maximum rate so long as such rate is between the applicable maximum and minimum rates specified for such service in the Tariff. Natural and Shipper may agree that a specific discounted rate will apply only to certain volumes under the agreement. The parties may agree that a specified discounted rate will apply only to specified volumes (MDQ or commodity volumes) under the agreement; that a specified discounted rate will apply only if specified volumes are achieved or only if the volumes do not exceed a specified level; that a specified discounted rate will apply only during specified periods of the year or for a specifically defined period; that a specified discounted rate will apply only to specified points, zones, mainline segments, supply areas, transportation paths, markets or other defined geographical area(s); that a specified discounted rate(s) will apply in a specified relationship to the volumes actually transported (i.e., that the reservation charge will be adjusted in a specified relationship to volumes actually transported); and/or that the discount will apply only to reserves dedicated by Shipper to Natural's system. Notwithstanding the foregoing, no discount agreement may provide that an agreed discount as to a certain volume level will be invalidated if the Shipper transports an incremental volume above that agreed level. In addition, the discount agreement may include a provision that if one rate component which was at or below the applicable maximum rate at the time the discount agreement was executed subsequently exceeds the applicable maximum rate due to a change in Natural's maximum rates so that such rate component must be adjusted downward to equal the new applicable maximum rate, then other rate components may be adjusted upward to achieve the agreed overall rate, so long as none of the resulting rate components exceed the maximum rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission order accepts revised tariff sheets. However, nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates which had been charged under a discount agreement exceeded rates which ultimately are found to be just and reasonable. If the parties agree upon a rate other than the applicable maximum rate, such written Agreement shall specify that the parties mutually agree either: (1) that the agreed rate is a discount rate; or (2) that the agreed rate is a Negotiated Rate (or Negotiated Rate Formula). In the event that the parties agree upon a Negotiated Rate or Negotiated Rate Formula, this Agreement shall be subject to Section 49 of the General Terms and Conditions of Natural's Tariff. Shipper and Natural may agree that Shipper shall pay a rate other than the applicable maximum rate so long as such rate is between the applicable maximum and minimum rates specified for such service in the Tariff.

FUEL GAS AND GAS LOST AND UNACCOUNTED FOR PERCENTAGE (%)

Shipper will be assessed the applicable percentage for Fuel Gas and Gas Lost and Unaccounted For.

TRANSPORTATION OF LIQUIDS

Transportation of liquids may occur at permitted points identified in Natural's current Catalog of Receipt and Delivery Points, but only if the parties execute a separate liquids agreement.

EXHIBIT B
DATED February 18, 2004
EFFECTIVE DATE: November 1, 2004

COMPANY: NORTH SHORE GAS COMPANY
CONTRACT: 117117

DELIVERY POINT/S
	County/Parish		PIN		MDQ
Name I Location	Area	State	No.	Zone	(Dth)

PRIMARY DELIVERY POINT/S

11/1/2004 - 4/30/2007
1. NO SHORE/NGPL GRAYSLAKE LAKE	LAKE	IL	900001	09	2000
INTERCONNECT WITH NORTH SHORE GAS COMPANY
LOCATED IN SEC. 12-T44N-R10E, LAKE COUNTY, ILLINOIS.

2. NO SHORE/NGPL TONNE RD COOK	COOK	IL	7866	09	7000
INTERCONNECT WITH NORTH SHORE GAS COMPANY
ON TRANSPORTER'S HOWARD STREET LINE IN
SEC. 27-T41N-R11E, COOK COUNTY, ILLINOIS.

SECONDARY DELIVERY POINT/S

All secondary delivery points, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.

DELIVERY PRESSURE, ASSUMED ATMOSPHERIC PRESSURE

Natural gas to be delivered by Natural to Shipper, or for Shipper's account, at the Delivery Point(s) shall be at the pressures available in Natural's pipeline facilities from time to time; provided, however, that the delivery pressure shall not be less than na. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Delivery Point(s).

EXHIBIT C
DATED February 18, 2004
EFFECTIVE DATE: November 1, 2004

COMPANY: NORTH SHORE GAS COMPANY
CONTRACT: 117117

Pursuant to Natural's tariff, an MDQ exists for each primary transportation path segment and direction under the Agreement. Such MDQ is the maximum daily quantity of gas which Natural is obligated to transport on a firm basis along a primary transportation path segment.

A primary transportation path segment is the path between a primary receipt, delivery, or node point and the next primary receipt, delivery, or node point. A node point is the point of interconnection between two or more of Natural's pipeline facilities.

A segment is a section of Natural's pipeline system designated by a segment number whereby the Shipper under the terms of their agreement based on the points within the segment identified on Exhibit C have throughput capacity rights.

The segment numbers listed on Exhibit C reflect this Agreement's path corresponding to Natural's most recent Pipeline System Map which identifies segments and their corresponding numbers. All information provided in this Exhibit C is subject to the actual terms and conditions of Natural's Tariff.

EXHIBIT C
DATED February 18, 2004
EFFECTIVE DATE: November 1, 2004

COMPANY: NORTH SHORE GAS COMPANY
CONTRACT: 117117

	Segment	Upstream	Forward/Backward	Flow Through
	Number	Segment	Haul (Contractual)	Capacity

11/1/2004 - 4/30/2007
1.	8	9	F	9000
2.	9	0	F	0
3.	10	8	F	9000
4.	11	10	F	9000
5.	12	11	F	9000
6.	13	12	F	9000
7.	14	13	F	9000
8.	29	14	F	2000
9.	30	14	F	7000
10.	37	29	F	2000
11.	39	37	F	2000